UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2005

Cal Dive International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction	000-22739	95-3409686
of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Sam Houston Parkway E.,
Suite 400	281-618-0400
Houston, Texas	Registrant’s telephone number,	77060
(Address of principal executive offices)	including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On March 22, 2005, Cal Dive International, Inc. issued a press release entitled “Cal Dive International, Inc. Announces Proposed Offering of Convertible Senior Notes”. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Number	Description
99.1	Press Release of Cal Dive International, Inc. dated March 22, 2005.

Cal Dive International, Inc.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cal Dive International, Inc.
Date: March 22, 2005	By:	/s/ A. WADE PURSELL
A. Wade Pursell
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release of Cal Dive International, Inc. dated March 22, 2005.